Retirement benefit plan	6 Months Ended
Jun. 30, 2025
Employee Benefits [Abstract]
Retirement benefit plan	Retirement benefit plan
7.1 Defined benefit pension plan
We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final wage-based pension plan, which provides a specified amount of pension benefit based on length of service. The service cost components of the net periodic benefit costs are charged to current operations based on the employee’s functional area. The change in actuarial gains or losses, which is not significant, was included in other comprehensive income.
7.2 Details of defined benefit liabilities
The following table presents net defined benefit liabilities (defined benefit assets) as follows (in thousands):

	June 30, 2025	December 31, 2024
Present value of defined benefit obligations	$2,318	$1,977
Fair value of plan assets	(2,125)	(2,008)
Net defined benefit liabilities (assets)	$193	$(31)